   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 16, 1996


                                                      REGISTRATION NO. 333-14975
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------


                                AMENDMENT NO. 5
                                       TO
                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933


                            ------------------------

                        SWISHER INTERNATIONAL GROUP INC.

             (Exact name of registrant as specified in its charter)

                DELAWARE                                    2121                                   13-3857632
    (State or other jurisdiction of             (Primary Standard Industrial                    (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                   Identification No.)

                            ------------------------

                              459 EAST 16TH STREET
                             JACKSONVILLE, FL 32206
                                 (904) 353-4311
         (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                         ------------------------------

                              WILLIAM ZIEGLER, III
                            CHIEF EXECUTIVE OFFICER
                        SWISHER INTERNATIONAL GROUP INC.
                              459 EAST 16TH STREET
                             JACKSONVILLE, FL 32206
                                 (904) 353-4311
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                         ------------------------------

                        COPIES OF ALL COMMUNICATIONS TO:

             DONALD E. MCNICOL, ESQ.                            ROHAN S. WEERASINGHE, ESQ.
         SCHNADER HARRISON SEGAL & LEWIS                           SHEARMAN & STERLING
                330 MADISON AVENUE                                 599 LEXINGTON AVENUE
             NEW YORK, NEW YORK 10017                            NEW YORK, NEW YORK 10022
                  (212) 973-8000                                      (212) 848-4000

                            ------------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, please check the following box. / /

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /

                            ------------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                EXPLANATORY NOTE


    This Amendment No. 5 is being filed solely for the purpose of amending Item 13 of Part II of the Registration Statement (Registration No. 333-14975) and the filing of the opinion of Schnader Harrison Segal & Lewis as Exhibit 5.1. This Amendment No. 5 does not contain a copy of the Prospectus or the financial statement schedule included in the Registration Statement, which are unchanged from Amendment No. 4, filed on December 13, 1996.

                                    PART II
                   INFORMATION NOT REQUIRED IN THE PROSPECTUS

ITEM 13. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

    The expenses in connection with the issuance and distribution of the securities being registered, other than underwriting discounts and commissions, are estimated (except for Securities and Exchange Commission registration and National Association of Securities Dealers ("NASD") filing fees, which are actual amounts) as follows:


Securities and Exchange Commission Registration Fee.............  $  42,424
NASD filing fee.................................................     14,500
New York Stock Exchange Inc., Listing Fee.......................     88,000
Blue Sky Qualification Fees and Expenses........................     15,000
Printing and Engraving Expenses.................................    250,000
Legal Fees and Expenses.........................................    775,000
Accounting Fees and Expenses....................................    200,000
Transfer Agent and Registrar Fees...............................      2,500
Miscellaneous...................................................     12,576
                                                                  ---------
    Total.......................................................  $1,400,000
                                                                  ---------
                                                                  ---------



ITEM 14. INDEMNIFICATION OF DIRECTORS AND OFFICERS.


    The Registrant is empowered by Section 145 of the General Corporation Law of the State of Delaware (the "DGCL"), subject to the procedures and limitations therein, to indemnify any person against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with any threatened, pending or completed action, suit or proceeding in which such person is made a party by reason of such person being or having been a director, officer, employee or agent of the Registrant. The statute provides that indemnification pursuant to its provisions is not exclusive of other rights of indemnification to which a person may be entitled under any by-law, agreement, vote of stockholders or disinterested directors, or otherwise. The Amended and Restated By-laws of the Registrant provide for indemnification by the Registrant of its directors and officers to the fullest extent permitted by the DGCL.

    The foregoing statements are subject to the detailed provisions of the DGCL, the Registrant's Amended and Restated Certificate of Incorporation and the Registrant's Amended and Restated By-laws.

    Article IX of the Registrant's Amended and Restated By-laws allow the Registrant to maintain director and officer liability insurance on behalf of any person who is or was a director or officer of the Registrant or such person who serves or served as a director, officer, agent or employee, at another corporation, partnership or other enterprise at the request of the Registrant.

    Pursuant to Section 102(b)(7) of the DGCL, Article Fifth of the Amended and Restated Certificate of Incorporation of the Registrant provides that no director of the Registrant shall be personally liable to the Registrant or its stockholders for monetary damages for any breach of his fiduciary duty as a director; provided, however, that such clause shall not apply to any liability of a director (1) for any breach of his duty of loyalty to the Registrant or its stockholders, (2) for acts or omissions that are not in good faith or involve intentional misconduct or a knowing violation of the law, (3) under Section 174 of the DGCL, or (4) for any transaction from which the director derived an improper personal benefit.

ITEM 15. RECENT SALES OF UNREGISTERED SECURITIES

    There have been no sales of unregistered securities by the Registrant within the past three years.

ITEM 16. EXHIBITS AND SCHEDULES

    (a) Exhibits:


  EXHIBIT
   NUMBER                                              DESCRIPTION
------------  ---------------------------------------------------------------------------------------------

      **1.1.  Form of U.S. Purchase Agreement.
      **1.2.  Form of International Purchase Agreement.
      **1.3.  Form of U.S. Indemnity Agreement.
      **1.4.  Form of International Indemnity Agreement.
      **3.1.  Form of Amended and Restated Certificate of Incorporation of the Registrant.
      **3.2.  Form of Amended and Restated Bylaws of the Registrant.
      **4.1.  Specimen stock certificate.
        5.1.  Opinion of Schnader Harrison Segal & Lewis.
     **10.1.  Form of Registration Rights Agreement between Registrant and Hay Island.
     **10.2.  Form of Management Services Agreement between the Registrant and Hay Island.
     **10.3.  Employment Agreement dated October 23, 1996 between the Registrant and Timothy Mann.
     **10.4.  Employment Agreement dated October 23, 1996 between the Registrant and J. Thomas Ryan, III.
     **10.5.  Employment Agreement dated October 23, 1996 between the Registrant and Nicholas J. Cevera,
               Jr.
     **10.6.  Employment Agreement dated October 23, 1996 between the Registrant and Robert A. Britton.
     **10.7.  Second Amended and Restated Credit Agreement, dated as of October 28, 1996, between the
               Registrant, Swisher International and the Bank of Boston Connecticut, as Administrative
               Agent, and the group of financial institution parties thereto.
     **10.7.1. Form of First Amendment Agreement dated as of December   , 1996 among the Registrant, Swisher
               International and the Bank of Boston Connecticut, as Administrative Agent, and the group of financial institution parties thereto.
     **10.8.  Management Incentive Plan.
     **10.9.  Form of 1996 Stock Option Plan.
     **10.10. Supplemental Pension Program.
     **10.11. Form of Tax Sharing Agreement.
     **16.1.  Letter regarding change in certifying accountant.
     **21.1.  List of Subsidiaries.
     **23.1.  Consent of Coopers & Lybrand L.L.P., independent accountants.
       23.2.  Consent of Schnader Harrison Segal & Lewis (included in Exhibit 5.1).
     **24.1.  Power of Attorney (contained on page II-5).
     **27.1.  Financial Data Schedule.


------------------------

     * To be provided by amendment.

    ** Previously filed.

    (b) Financial Statement Schedules:

    Schedule VIII--Valuation and Qualifying Accounts.

ITEM 17. UNDERTAKINGS

    The undersigned Registrant hereby undertakes that:

        (1) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

        (2) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

    The undersigned Registrant hereby further undertakes to provide to the underwriter at the closing specified in the underwriting agreements, certificates in such denominations and registered in such names as required by the underwriter to permit prompt delivery to each purchaser.

    Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Darien, State of Connecticut, on December 16, 1996.


                                SWISHER INTERNATIONAL GROUP INC.

                                By:            /s/ WILLIAM T. ZIEGLER
                                     -----------------------------------------
                                                 William T. Ziegler
                                              CHIEF OPERATING OFFICER

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


          SIGNATURE                       TITLE                    DATE
------------------------------  --------------------------  -------------------

                                Chairman of the Board,
    WILLIAM ZIEGLER, III*         Chief Executive Officer
------------------------------    and Director               December 16, 1996
     William Ziegler, III         (principal executive
                                  officer)

                                Chairman of the Executive
    /s/ WILLIAM T. ZIEGLER        Committee, Chief
------------------------------    Operating Officer and      December 16, 1996
      William T. Ziegler          Director

                                Executive Vice President,
      ROBERT A. BRITTON*          Chief Financial Officer
------------------------------    and Director               December 16, 1996
      Robert A. Britton           (principal financial and
                                  accounting officer)

        TIMOTHY MANN*
------------------------------  President and Director       December 16, 1996
         Timothy Mann

     J. THOMAS RYAN, III*       Executive Vice President-
------------------------------    Sales & Marketing and      December 16, 1996
     J. Thomas Ryan, III          Director

   NICHOLAS J. CEVERA, JR*      Executive Vice
------------------------------    President-Operations and   December 16, 1996
    Nicholas J. Cevera, Jr        Director

     CYNTHIA Z. BRIGHTON*
------------------------------  Vice President-Financial     December 16, 1996
     Cynthia Z. Brighton          Services and Director

      C. KEITH HARTLEY*
------------------------------  Director                     December 16, 1996
       C. Keith Hartley

          SIGNATURE                       TITLE                    DATE
------------------------------  --------------------------  -------------------

     ALFRED F. LA BANCA*
------------------------------  Director                     December 16, 1996
      Alfred F. La Banca

      DONALD E. MCNICOL*
------------------------------  Vice Chairman of the Board   December 16, 1996
      Donald E. McNicol           and Director

       JOHN R. TWEEDY*
------------------------------  Director                     December 16, 1996
        John R. Tweedy


*By:   /s/ WILLIAM T. ZIEGLER
      -------------------------
         William T. Ziegler
          ATTORNEY-IN-FACT

                                 EXHIBIT INDEX


 EXHIBIT
 NUMBER                                       DESCRIPTION
---------  ----------------------------------------------------------------------------------

   **1.1.  Form of U.S. Purchase Agreement.
   **1.2.  Form of International Purchase Agreement.
   **1.3.  Form of U.S. Indemnity Agreement.
   **1.4.  Form of International Indemnity Agreement.
   **3.1.  Form of Amended and Restated Certificate of Incorporation of the Registrant.
   **3.2.  Form of Amended and Restated Bylaws of the Registrant.
   **4.1.  Specimen certificate.
     5.1.  Opinion of Schnader Harrison Segal & Lewis.
  **10.1.  Form of Registration Rights Agreement between the Registrant and Hay Island.
  **10.2.  Form of Management Services Agreement between the Registrant and Hay Island.
  **10.3.  Employment Agreement dated October 23, 1996 between the Registrant and Timothy
            Mann.
  **10.4.  Employment Agreement dated October 23, 1996 between the Registrant and J. Thomas
            Ryan, III.
  **10.5.  Employment Agreement dated October 23, 1996 between the Registrant and Nicholas J.
            Cevera, Jr.
  **10.6.  Employment Agreement dated October 23, 1996 between the Registrant and Robert A.
            Britton.
  **10.7.  Second Amended and Restated Credit Agreement, dated as of October 28, 1996, between the Registrant, Swisher International and the Bank of Boston Connecticut,
            as Administrative Agent, and the group of financial institution parties thereto.
**10.7.1.  Form of First Amendment Agreement, dated as of December   , 1996 among the
            Registrant, Swisher International and the Bank of Boston Connecticut, as
            Administrative Agent, and the group of financial institution parties thereto.
  **10.8.  Management Incentive Plan.
  **10.9.  Form of 1996 Stock Option Plan.
 **10.10.  Supplemental Pension Program.
 **10.11.  Form of Tax Sharing Agreement.
  **16.1.  Letter regarding change in certifying accountant.
  **21.1.  List of Subsidiaries.
  **23.1.  Consent of Coopers & Lybrand L.L.P., independent accountants.
    23.2.  Consent of Schnader Harrison Segal & Lewis (included in Exhibit 5.1).
  **24.1.  Power of Attorney (contained on page II-5).
  **27.1.  Financial Data Schedule.


------------------------

     * To be provided by amendment.

    ** Previously filed.